Organization and Operation	12 Months Ended
Dec. 31, 2011
Organization and Operation [Abstract]
Organization and Operation

1.         Organization and Operation

Realty Income Corporation (“Realty Income,” the “Company,” “we”, “our” or “us”) is organized as a Maryland corporation. We invest in commercial real estate and have elected to be taxed as a real estate investment trust, or REIT.

At December 31, 2011, we owned 2,634 properties, located in 49 states, containing over 27.3 million leasable square feet, along with three properties owned by our wholly-owned taxable REIT subsidiary, Crest Net Lease, Inc., or Crest.

Information with respect to number of properties, square feet, average initial lease term and weighted average contractual lease rate is unaudited.